UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials Pursuant to § 240.14a-12

MPG OFFICE TRUST, INC.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 30, 2010.

MPG OFFICE TRUST, INC.

MPG OFFICE TRUST, INC. 355 SOUTH GRAND AVE. SUITE 3300 LOS ANGELES, CA 90071

Meeting Information

Meeting Type: Annual For holders as of: 5/11/2010

Date: 6/30/2010 Time: 8:00 AM Local Time Location: Omni Los Angeles Hotel 251 South Olive Street Los Angeles, CA 90012

You are receiving this communication because you hold shares of common stock in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M25328-TBD

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge to you for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow JXXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 6/16/2010.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you wish to attend the Annual Meeting to vote these shares in person and need directions to the meeting location, please call 1-213-626-3300 and ask for Investor Relations. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M25329-TBD

Voting Items

The Board of Directors recommends a vote “FOR” each nominee for director and “FOR” the ratification of the selection of KPMG LLP.

1. Election of directors

Nominees:

01) Christine N. Garvey 05) George A. Vandeman 02) Michael J. Gillfillan 06) Paul M. Watson 03) Nelson C. Rising 07) David L. Weinstein 04) Joseph P. Sullivan

2. Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010

3. To vote and otherwise represent the undersigned on any other matter that may properly come before the 2010 Annual Meeting or any continuation, postponement or adjournment thereof in the discretion of the proxy holder

M25330-TBD

M25331-TBD